UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): August 30, 2006

                        Alternative Loan Trust 2006-28CB
                        --------------------------------
                       (Exact name of the issuing entity)
                      Commission File Number of the issuing
                             entity: 333-131630-49

                                   CWALT, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
             (Exact name of the sponsor as specified in its charter)

               Delaware                                87-0698307
               --------                                ----------
     (State or Other Jurisdiction                   (I.R.S. Employer
  of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of Principal                                             (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events
---------  ------------

Item 8.01  Other Events.
           -------------

On August 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-28CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On August 30, 2006, Citigroup Global Markets Inc. entered into a Contract Administration Agreement (the "Contract Administration Agreement"), dated as of August 30, 2006, among Citibank Global Markets Inc. and The Bank of New York, as Contract Administrator for Alternative Loan Trust 2006-28CB (in such capacity, the "Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Contract Administration Agreement is annexed hereto as Exhibit 99.2.

On August 29, 2006, the Trustee entered into three interest rate corridor contracts (the "Corridor Contracts"), as evidenced by three confirmations (the "Confirmations"), dated August 30, 2006, between the Trustee and Bear Stearns Financial Products Inc. (the "Counterparty"). The Confirmations are annexed hereto as Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5.

On August 30, 2006, Citibank, N.A., New York Branch entered into an Assignment Agreement (the "Assignment Agreement"), dated as of August 30, 2006, among Citibank, N.A., New York Branch, the Contract Administrator and the Counterparty, pursuant to which Citibank, N.A., New York Branch assigned all of its rights and delegated all of its duties and obligations under the Corridor Contracts to the Contract Administrator. The Assignment Agreement is annexed hereto as Exhibit 99.6.

On January 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWHEQ, Inc. ("CWHEQ"), CWABS, Inc. ("CWABS") and the Counterpart. The Item 1115 Agreement is annexed hereto as Exhibit 99.7.



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




Section 9  Financial Statements and Exhibits
---------  ---------------------------------

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Shell Company Transactions.
    --------------------------

(d) Exhibits.
    --------

Exhibit No.  Description
----------

   99.1 The Pooling and Servicing Agreement, dated as of August 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 A Confirmation, dated August 30, 2006, between the Counterparty and the Trustee.

   99.3 A Confirmation, dated August 30, 2006, between the Counterparty and the Trustee.

   99.4 A Confirmation, dated August 30, 2006, between the Counterparty and the Trustee.

   99.5 The Item 1115 Agreement, dated as of January 30, 2006, among the Company, CHL, CWMBS and the Counterparty.

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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  September 14, 2006

                                  Exhibit Index
                                  -------------


Exhibit

99.1 Pooling and Servicing Agreement, dated as of August 1, 2005, among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2 A Confirmation, dated August 30, 2006, between the Counterparty and the Trustee.

99.3 A Confirmation, dated August 30, 2006, between the Counterparty and the Trustee.

99.4 A Confirmation, dated August 30, 2006, between the Counterparty and the Trustee.

99.5 The Item 1115 Agreement, dated as of January 30, 2006, among the Company, CHL, CWMBS and the Counterparty.


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